Exhibit 1(b)


                      AMERICAN EXPRESS CREDIT CORPORATION

           DEBT SECURITIES AND WARRANTS TO PURCHASE DEBT SECURITIES
                    UNDERWRITING AGREEMENT BASIC PROVISIONS

                                                               September 1, 1995

To the Representative or Representatives named in the Terms Agreement referred to below

       American Express Credit Corporation, a Delaware corporation (the "Company") may issue and sell from time to time series of its debt securities ("Debt Securities"), and warrants ("Warrants") to purchase certain of its other debt securities ("Warrant Debt Securities"), which Debt Securities and Warrants are registered under the registration statement referred to in
Section 2(a) hereof. The Debt Securities, Warrants and Warrant Debt Securities are hereinafter referred to collectively as the "Securities." The Debt Securities and Warrant Debt Securities may have varying designations, denominations, currencies, interest rates and payment dates, maturities, redemption provisions and selling prices and the Warrants may have varying exercise prices and expiration dates. The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to in Section 1 hereof relating to the series of Debt Securities and Warrants to be issued and sold by the Company pursuant thereto (collectively, the "Underwritten Securities") to the several underwriters named therein (the "Underwriters"). The Debt Securities and Warrant Debt Securities will be issued under an indenture (the "Indenture"), dated as of September 1, 1987, between the Company and BankAmerica National Trust Company (as successor to Security Pacific National Trust Company (New York)), as trustee (such trust company, or such other trustee as may be named for the Debt Securities or Warrant Debt Securities, being hereinafter referred to as the "Trustee"). The Warrants are to be issued pursuant to the provisions of a Warrant Agreement (the "Warrant Agreement") between the Company and the Warrant Agent named in the Terms Agreement referred to below (the "Warrant Agent"). The Terms Agreement relating to the Securities (the "Terms Agreement"), together with the provisions hereof incorporated therein by reference, is herein referred to as this "Agreement." If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as Representative or Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

       1. Terms Agreement. The obligation of the Underwriters to purchase, and the Company to sell, the Underwritten Securities is evidenced by the Terms Agreement delivered at the time the Company determines to sell the Underwritten Securities. The Terms Agreement specifies the firm or firms which will be Underwriters, the principal amount of the Underwritten Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Underwritten Securities, the public offering price, if any, of the Underwritten Securities, whether the Underwriters are authorized to solicit institutional investors to purchase Underwritten Securities pursuant to Delayed Delivery Contracts, certain terms thereof and the Underwriters' compensation therefor and any terms of the Underwritten Securities not otherwise specified in the Indenture (including, but not limited to, designations, denominations, currencies, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements). The Terms Agreement specifies any

                                      1

details of the terms of the offering that should be reflected in a post-effective amendment to the Registration Statement or the Prospectus Supplement (each as hereinafter defined).

       2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

           (a) A registration statement on Form S-3, including a preliminary prospectus, relating to the Securities has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder: such registration statement has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; and such amendment to the Registration Statement was so prepared and filed and any such amendment has become effective. A prospectus supplement (the "Prospectus Supplement"), including a prospectus, relating to the Underwritten Securities has been so prepared. The Prospectus Supplement, and if not previously filed, such prospectus, will be filed pursuant to Rule 424 under the Act. Copies of such registration statement and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement (including one fully executed copy of the registration statement and of each amendment thereto for counsel for the Underwriters) have been delivered to you. Such registration statement and prospectus, as amended or supplemented to the date of the Terms Agreement and as supplemented by the Prospectus Supplement are herein referred to as the "Registration Statement" and the "Prospectus", respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement and any reference to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of the Terms Agreement.

           (b) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, as of the date of the Terms Agreement and at the Closing Date (as hereinafter defined), and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to (i) statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through you, specifically for use in the preparation thereof or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee.

           (c) The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date of the Terms Agreement will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

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           (d)  The annual consolidated financial statement and related schedules of the Company incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in shareholder's equity and statements of cash flows for the periods therein specified; and said financial statements have been prepared in accordance with generally accepted principles of accounting, applied on a consistent basis throughout the periods involved (except for changes in accounting principles or the application thereof with which Ernst & Young LLP or other independent public accountants shall have concurred). Ernst & Young LLP, who have examined such financial statements, as set forth in their reports incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants within the meaning of the Act and the Rules and Regulations; and the supporting schedules included or incorporated in the Registration Statement and Prospectus fairly present the information required to be stated therein. The unaudited financial statements of the Company, if any, included in the Prospectus and the Registration Statement and the related notes are true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and prepared in accordance with the instructions to Form 10-Q.

           (e) The Indenture, the Warrant Agreement and the Securities have been duly authorized; the Indenture has been duly qualified under the Trust Indenture Act; the Indenture and the Warrant Agreement, when duly executed and delivered, the Debt Securities, when duly executed, authenticated, issued and delivered as contemplated hereby, by the Indenture, and by the Delayed Delivery Contracts (as hereinafter defined), if any, the Warrants when duly executed, issued and delivered as contemplated hereby, by the Warrant Agreement and by the Delayed Delivery Contracts, if any, and the Warrant Debt Securities issuable upon exercise of the Warrants, when duly issued in accordance with the terms of such Warrants and the Warrant Agreement, will constitute valid and legally binding obligations of the Company in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Securities, the Indenture and the Warrant Agreement conform in all material respects to the description thereof in the Prospectus.

           (f) Subsequent to the respective dates as of which information contained in the Registration Statement and the Prospectus is given, except as contained in or contemplated by the Registration Statement and the Prospectus, (i) there has not been any material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries has entered into any transaction not in the ordinary course of business material to the Company and its subsidiaries taken as a whole and (iii) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business which are material in relation to the Company and its subsidiaries taken as a whole.

           (g) Each of the Company and its subsidiaries is duly incorporated and in good standing under the laws of the jurisdiction of its organization; each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all the jurisdictions in which, in the opinion of counsel for the Company, such qualification is required or, if not so qualified, the failure so to qualify would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole; each of the Company and its subsidiaries has full power and authority to own its properties and conduct its business.

           (h) Neither the issuance or sale of the Underwritten Securities, nor the consummation of any other of the transactions contemplated herein or in the Warrant Agreement (including without limitation, the

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    issuance of Warrant Debt Securities upon the exercise of the Warrants) or in any Delayed Delivery Contracts, nor the fulfillment of the terms hereof or thereof, will conflict with, result in a breach of or constitute a default under the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound, or, to the best of the knowledge of the Company, any order or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries, except where any such conflict, breach or default would not be material to the Company and its subsidiaries taken as a whole.


           (i) The Company knows of no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation referred to in material contained in the Registration Statement or litigation which, if determined adversely to the Company or any of its subsidiaries, would not have a material adverse effect upon the condition (financial or other) or the earnings of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

           (j) Neither the Company nor any of its subsidiaries is in default in the payment of principal of or interest on any indebtedness or in the performance of any covenant, term or condition contained in any instrument evidencing any such indebtedness or under which it was created, the effect of which default would be material to the Company and its subsidiaries taken as a whole, and at the Closing Date hereinafter mentioned there shall not exist any Event of Default (as defined in the Indenture) or any condition, event or act which, with notice or lapse of time or both, would constitute such an Event of Default.

           (k) The issuance and sale of the Underwritten Securities and the compliance by the Company and its subsidiaries with all of the provisions of this Agreement, the Indenture, the Warrant Agreement, any Delayed Delivery Contracts and the Securities, will not conflict with or result in a breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of, the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which the Company or any of its subsidiaries is now or on the Closing Date will be a party, and compliance by the Company and its subsidiaries with all of the provisions of the agreements, to which they are respectively subject, in connection with the purchase of receivables from various subsidiaries of American Express Company, a New York corporation ("American Express") (such agreements being herein referred to as the "Agreements of Sale and Purchase") will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result (except as contemplated thereby) in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company, any of its subsidiaries, American Express or any subsidiary of American Express which is a party to any of the Agreements of Sale and Purchase, pursuant to the terms of any agreement or instrument to which the Company, any of its subsidiaries, American Express or any subsidiary of American Express which is a party to any of the Agreements of Sale and Purchase is now or on the Closing Date hereinafter mentioned will be a party, except in the case of (A) any subsidiary of the Company, to the extent any such conflict, breach, default or lien, charge or encumbrance would not be material to the Company and its subsidiaries taken as a whole or (B) American Express or any subsidiary of American Express which is a party to any of the Agreements of Sale and Purchase (other than subsidiaries of the Company), to the extent any such conflict, breach, default or lien, charge or encumbrance would not be material to American Express or any such subsidiary, as the case may be.


                                        4

           (l) No consent, approval, authorization or order of, or filing with, any court or governmental agency, authority or body is required for the consummation of the transactions contemplated by this Agreement, any Delayed Delivery Contract, the Indenture, the Warrant Agreement or the Agreements of Sale and Purchase in connection with the issuance or sale of the Securities, except such as have been obtained under the Act and the Trust Indenture Act and as may be required or obtained under the blue sky laws of any jurisdiction; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement, the Warrant Agreement and any Delayed Delivery Contracts.

           (m) The Agreements of Sale and Purchase conform in all material respects to the descriptions thereof included in the Registration Statement and the Prospectus.

           (n) All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by a wholly owned subsidiary of American Express free and clear of all liens and encumbrances, and all of the outstanding shares of capital stock of such subsidiary have been duly and validly issued and are fully paid and non-assessable and owned by American Express free and clear of all liens and encumbrances.

           (o) (i) The Agreements of Sale and Purchase to which the Company is a party have been duly authorized, executed and delivered by each party thereto, constitute valid and legally binding instruments enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law, and no defaults exist in the performance by the parties thereto of any obligation, agreement or condition contained therein.

           (ii) The Agreements of Sale and Purchase to which any subsidiary of the Company is a party have been duly authorized, executed and delivered by each party thereto, constitute valid and legally binding instruments enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law, and no defaults exist in the performance by the parties thereto of any obligation, agreement or condition contained therein; except to the extent that the failure of any such Agreements of Sale and Purchase to which any such subsidiary of the Company is party to be duly authorized, executed or delivered, to constitute valid and legally binding instruments enforceable in accordance with its terms or any default in the performance by the parties thereto would not be material to the Company and its subsidiaries taken as a whole.

           (p)  The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

       3. Purchase, Sale and Delivery of Securities. If so authorized in the Terms Agreement, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve. Underwritten Securities to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities." When Delayed Delivery Contracts are authorized in the Terms Agreement, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery

                                      5

Contracts must be for at least the minimum amount of Contract Securities set forth in the Terms Agreement, and the aggregate amount of Contract Securities may not exceed the amount set forth in the Terms Agreement. The Company will advise you not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of the Contract Securities which have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

       The amount of Underwritten Securities to be purchased by each Underwriter as set forth in the Terms Agreement shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Underwritten Securities set forth opposite the name of such Underwriter bears to the total amount of Underwritten Securities set forth in the Terms Agreement, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Underwritten Securities to be purchased by all Underwriters shall be the total amount of Underwritten Securities set forth in the Terms Agreement less the aggregate amount of Contract Securities.

       The Underwritten Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in the Terms Agreement against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House funds (or as otherwise specified in the Terms Agreement) payable to the order of the Company on the date and at the times specified in the Terms Agreement, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date." The Underwritten Securities will be prepared in definitive form and in such authorized denominations and registered in such names as you may require upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date

(or such other office as may be specified for that purpose in the Terms Agreement) at least one business day prior to the Closing Date.

       It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Underwritten Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

       The Company will pay to you on the Closing Date for the accounts of the Underwriters any fee, commission or other compensation specified in the Terms Agreement. Such payment will be made by certified or official bank check in New York Clearing House funds.

    4. Covenants. The Company covenants and agrees with each Underwriter that:

           (a) The Company will cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify you promptly of such filing. During the period in which a prospectus relating to the Underwritten Securities is required to be delivered under the Act, the Company will notify you promptly of the time when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Underwritten Securities by the Underwriters; it will file no amendment or supplement to the Registration Statement or the Prospectus (other than any prospectus supplement relating to the offering of securities other than the Securities registered under the Registration

                                                     6

    Statement or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

           (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

           (c)  Within the time during which a prospectus relating to the

    Underwritten Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Underwritten Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

           (d) The Company will use its best efforts to qualify the Underwritten Securities for sale under the securities laws of such jurisdictions as you reasonably designate, to maintain such qualifications in effect so long as required for the distribution of the Underwritten Securities and to arrange for the determination of the legality of the Underwritten Securities for purchase by institutional investors, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

           (e) The Company will furnish to the Underwriters copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Registration Statement or the Prospectus which are filed with the Commission during the period in which a prospectus relating to the Underwritten Securities is required to be delivered under the Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request.

           (f) So long as any of the Securities are outstanding, the Company agrees to furnish to you (i) as soon as available, copies of all reports to the Company's security holders generally (other than reports made solely to American Express) and (ii) all reports and financial statements filed by or on behalf of the Company with the Commission or any national securities exchange.

           (g) The Company will make generally available to its security holders and to you as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the

                                        7

    date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of Section 11(a) of the

    Act.

           (h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issue and delivery of the Securities, all fees and expenses of the Company's counsel and accountants, and all costs and expenses incident to the preparing, printing, filing and distributing of all documents relating to the offering, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel not exceeding the amount, if any, specified in the Terms Agreement) incurred by them in connection with the matters referred to in
    Section 4(d) hereof and the preparation of memoranda relating thereto, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, including the Underwritten Securities, and for any fees charged by investment rating agencies for rating the Securities, including the Underwritten Securities. If the sale of Underwritten Securities provided for in this Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with the proposed purchase and sale of the Underwritten Securities.

           (i) If so stated in the Terms Agreement, the Company will use its best efforts to cause an application for the listing of the Underwritten Securities on the New York Stock Exchange or such other securities exchange specified in the Terms Agreement and for the registration of the Underwritten Securities under the Exchange Act to become effective.

           (j) The Company will not, without your consent, offer or sell, or publicly announce its intention to offer or sell, any debt securities denominated in the currency in which the Securities are denominated having a maturity of more than one year (except under prior contractual commitments or pursuant to bank credit agreements) during the period beginning the date of the Terms Agreement and ending the business day following the Closing Date.

       5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities as provided herein shall be subject to the accuracy in all material respects, as of the date of the Terms Agreement and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

           (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration

    Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

           (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which in your opinion is material, or omits to state a fact which in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                                        8

           (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change, on a consolidated basis, in the capital stock, short-term debt, long-term debt, ratio of earnings to fixed changes, accounts receivable, total assets, total revenue or total net income of the Company and its subsidiaries, in the condition (financial or other), or in the earnings, affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or any change in the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company which, in your judgment, makes it impractical or inadvisable to offer or deliver the Underwritten Securities on the terms and in the manner contemplated in the Prospectus.

           (d) The Company shall have furnished you the opinion of Counsel to the Company, dated the Closing Date, to the effect that:

             (i) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, and is duly qualified to do business as a foreign corporation and in good standing in each State or other jurisdiction in which such qualification is required or, if it is not so qualified in any jurisdiction, such failure so to qualify will not have a material adverse effect on the business or financial condition of the Company;

             (ii) The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act, the Warrant Agreement has been duly authorized, executed, and delivered by the Company, and each of the Indenture and Warrant Agreement constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law;

             (iii) The Underwritten Securities have been validly authorized; the Debt Securities, when duly executed by the proper officers of the Company, duly authenticated by the Trustee and delivered as contemplated hereby and by the Indenture (and, in the case of any Contract Securities, as contemplated by the Delayed Delivery Contracts with respect thereto), and the Warrants, when duly executed by the proper officers of the Company, duly countersigned by the Warrant Agent and delivered as contemplated hereby and by the Warrant Agreement, will be validly issued and outstanding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and conform in all material respects to the descriptions thereof in the Prospectus;

             (iv) The Warrant Debt Securities issuable on the exercise of the Warrants, when issued upon such exercise, duly executed, authenticated and delivered as contemplated hereby, by the Indenture and by the Warrant Agreement will be validly issued and outstanding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture subject, as to enforcement of remedies to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally;

             (v) The Indenture and Warrant Agreement conform in all material respects to the descriptions thereof in the Prospectus;

                                         9

             (vi) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement, the Prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements or other data of a financial or statistical nature); such counsel has no reason to believe that either the Registration Statement or the Prospectus or any such amendment or supplement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as aforesaid); and the statements made in the Prospectus under the headings "Description of Debt Securities" and "Description of Warrants" and any similar headings in the Prospectus Supplement, insofar as they purport to summarize provisions of documents specifically referred to therein, fairly present the information called for with respect thereto by the registration statement form;

             (vii) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

             (viii) No consent, approval, authorization or order of any court or governmental agency, authority or body, to the best knowledge of such counsel, is required for the consummation by the Company of the transactions contemplated herein, in any Delayed Delivery Contract, in the Indenture, in the Warrant Agreement or in the Agreements of Sale and Purchase, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the securities or blue sky laws of any jurisdiction in connection with the sale of the Underwritten Securities;

             (ix) All outstanding shares of common stock of the Company are owned by a wholly owned subsidiary of American Express free and clear of any liens or encumbrances, and all outstanding shares of common stock of such subsidiary are owned by American Express free and clear of any liens or encumbrances;

             (x) The Agreements of Sale and Purchase to which the Company is a party have been duly authorized, executed and delivered by each party thereto, and constitute valid and legally binding instruments enforceable in accordance with their respective terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law; and to the best of the knowledge of such counsel, no defaults exist in the performance by the parties thereto of any obligation, condition or agreement contained in the Agreements of Sale and Purchase to which the Company is a party; and

             (xi) The consummation of the transactions contemplated herein, in the Indenture, in the Warrant Agreement or in any Delayed Delivery Contract will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute regulating the business or operations of the Company, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's charter or by-laws, or any order, rule or regulation regulating the business or operations of the Company known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except where any such breach, violation or default would not be material to the Company and its subsidiaries taken as a whole.

                                        10

           (e) You shall have received from your counsel, Simpson Thacher & Bartlett, such opinion or opinions dated the Closing Date with respect to the issuance and sale of the Underwritten Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

           (f) The Company shall have furnished to you a certificate of the Chairman of the Board of Directors, President or any Vice President and of the Treasurer or an Assistant Treasurer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

             (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to their knowledge, threatened; and

             (iii) the Registration Statement, including any supplements or amendments thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, including any supplements or amendments thereto, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and since the effective date of the Registration Statement there has not occurred any event concerning which information is required to be contained in an amended or supplemented Prospectus concerning which such information is not contained therein.

           (g) You shall have received on the Closing Date a letter from Ernst & Young LLP, dated the Closing Date, to the effect set forth in
    Exhibit II hereto, with respect to the Registration Statement and the Prospectus at the time of the Terms Agreement.

           (h) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

       6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement when it became effective, or in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you, specifically for use in the preparation thereof, or (y) that part of the Registration Statement which shall

                                     11

constitute the Statement of Eligibility and Qualification (Form T-l) under the Trust Indenture Act of the Trustee, and (ii) such indemnity with respect to a preliminary prospectus supplement or other prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in such preliminary prospectus supplement or other prospectus which was corrected in the Prospectus prepared by the Company for use in connection with the Securities, unless such failure to deliver the Prospectus prepared by the Company for use in connection with the Securities was a result of noncompliance by the Company with Section 4(e) hereof.

       (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when it became effective, or in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Unless otherwise provided in the Terms Agreement, the statements set forth in the last paragraph of the cover page of the Prospectus Supplement and under the heading "Underwriting" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement and the Prospectus, as the case may be, and you, as the Representatives, confirm that such statements are correct.

       (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount

                                     12

paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Underwritten Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Underwritten Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint. Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

       (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

                                     13

       7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Underwritten Securities.

       8. Substitution of Underwriters. (a) If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Debt Securities or Warrants agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Debt Securities or Warrants, as the case may be, in accordance with the terms hereof, and the principal amount of Debt Securities or the number of Warrants not purchased does not aggregate more than 10% of the total principal amount of the Debt Securities or 10% of the total number of Warrants, as the case may be, set forth in the Terms Agreement, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in the Terms Agreement, except as may otherwise be determined by you) the Debt Securities or Warrants, as the case may be, which the withdrawing or defaulting Underwriters agreed but failed to purchase.

       (b) If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Debt Securities or Warrants agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Debt Securities or Warrants, as the case may be, in accordance with the terms hereof, and the principal amount of Debt Securities or the number of Warrants not purchased aggregates more than 10% of the total principal amount of Debt Securities or 10% of the total number of Warrants, as the case may be, set forth in the Terms Agreement, and arrangements satisfactory to you and the Company for the purchase of such Debt Securities or Warrants, as the case may be, by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not to exceed seven full business days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(h) hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the principal amount of Debt Securities or Warrants agreed by such Underwriter to be purchased under this Agreement) be under any liability to the Company (except to the extent provided in Section 6 hereof). Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

       9. Termination. You shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform, in any material respect, any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations is not fulfilled in all material respects, (iii) trading on the New York Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement which, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Underwritten Securities to be purchased by the Underwriters. Any such termination shall be without

                                     14


liability of any party to any other party except that the provisions of
Section 4(h) and Section 6 shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telegram, confirmed by letter.

       10. Notices. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered or telegraphed and confirmed to you at your address set forth for that purpose in the Terms Agreement, or if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to the Company at One Christina Street, 301 North Walnut Street, Wilmington, Delaware 19801, Attention of the President.
Notices to any Underwriter pursuant to Section 6 hereof shall be mailed, delivered or telegraphed and confirmed to such Underwriter's address furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

       11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 hereof, and no other person shall have any right or obligation hereunder.

       In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in the Terms Agreement will be binding upon all the Underwriters.

       12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

       13. Counterparts. The Terms Agreement may be executed by one or more of you and the Company in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement.


                             ------------------

                                     15



                                                                     EXHIBIT I

                     AMERICAN EXPRESS CREDIT CORPORATION

                   [Insert specific title of securities*]
                          DELAYED DELIVERY CONTRACT

                                       [Insert date of initial public offering]*

American Express Credit Corporation
c/o*

Gentlemen:

       The undersigned hereby agrees to purchase from American Express Credit Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned. [If one delayed closing, insert--as of the date hereof,
for delivery on               , 19   ("Delivery Date")]

                          [$].....................

principal amount of the Company's [title of debt securities] ("Debt Securities") and [number and title of warrants] to purchase debt securities ("Warrants" and, together with the Debt Securities, the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price for Debt Securities of the principal amount thereof plus accrued interest, if any, and at a purchase price of $ for each such Warrant and on the further terms and conditions set forth in this contract.

       [If two or more delayed closing, insert the following:

       The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

                 Delivery Date                        Principal Amount

       ................................       ................................

       ................................       ................................

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

       Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds (or
as otherwise specified in the Terms Agreement) at the office of            at
          .M.,               time, on such Delivery Date upon delivery to the
undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date. If no designation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on such Delivery Date.

--------
*  To be completed when the Terms Agreement is executed by the parties thereto.

                                      1

       The obligation of the undersigned to take delivery of, and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have delivered to the Underwriters the principal amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor.

       Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

       This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

       It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.

       This contract shall be governed by, and construed in accordance with, the laws of the State of New York.

                                            Very truly yours,

                                            ................................
                                                   (Name of Purchaser)

                                            By..............................

                                            ................................
                                                  (Title of Signatory)

                                            ................................


                                            ................................
                                                  (Address of Purchaser)

Accepted, as of the above date.
American Express Credit Corporation

By............................................
         (Title of Signatory)

                                                     2

                                                                      EXHIBIT II

       (1) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations and the answer to Item 10 of Form S-3 of the Registration Statement is correct insofar as it relates to them.

       (2) In their opinion, the financial statements examined by them and incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder.

       Include the following clauses modified appropriately in light of each of the documents incorporated by reference in the Prospectus and any interim results contained in the Prospectus.

       (3) On the basis of procedures referred to in such letter, including a reading of the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

           [If incorporated Annual Report on Form 10-K contains unaudited financial information derived from audited financial statements (e.g., unaudited five or ten year summaries of financial information), insert--(A) the unaudited information with respect to the results of operations [and financial position] for [and at the end of] the
    years ended      ,19  , included [or incorporated by reference] in the
    Company's Annual Report on Form 10-K for the year ended
    19 , does not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder, or does not agree with the corresponding amounts in the audited financial statements for the years then ended included [or incorporated by reference] in the Company's Annual Reports on
    Form 10-K for the years ended 19  , and           , 19  ; or]

           [If Prospectus includes unaudited information derived from audited financial statements, insert--(B) the unaudited information with respect to the results of operations [and financial position] for [and at the end
    of] the years ended          , 19  , included in the Prospectus under the
    caption "            " does not agree with the corresponding amounts in
    the audited financial statements for the years then ended included [or incorporated by reference] in the Company's Annual Reports on Form 10-K

    for the years ended      , 19  , and        , 19 ; or]

           [If a Quarterly Report on Form 10-Q is incorporated by reference in the Prospectus, insert--(C) the unaudited financial statements included in the Company's Quarterly Report[s] on Form 10-Q for the quarter[s] ended
                  19  , [and] [              ,19  ] [and] [, 19  ]
    [, respectively,] do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or are not stated on a basis substantially consistent with that of the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended
                  , 19   ; or]

           [If unaudited interim financial information is included in the Prospectus and is derived from unaudited financial information included in a Quarterly Report on Form 10-Q referred to in (C) above, insert--(D) the unaudited information with respect to the results of operations [and
    financial position] for [and at the end of] the             months ended
             ,   19  and                ,  19  , included in the Prospectus
    under the caption "        " does not agree with the corresponding amounts
    in the unaudited financial statements referred to in Subsection (C), which were not included in the Prospectus but from which such unaudited information included in the Prospectus was derived, or was not determined on a basis substantially consistent with that of the

                                        1

    corresponding amounts in the audited financial statements included in the
    Company's Annual Report on Form 10-K for the year ended             , 19
    ; or]

           [If unaudited interim "capsule" information is included in the Prospectus but is not derived from unaudited financial information included or incorporated by reference in any incorporated document, insert--(E) the unaudited net income [Insert other applicable items]
    amount for the    month periods ended [Insert dates] included in the
    Prospectus were not determined on a basis substantially consistent with the corresponding amounts in the audited financial statements included [or incorporated by reference] in the Company's Annual Report on Form 10-K for
    the year ended                , 19   , and do not agree with the
    corresponding amounts in the unaudited financial statements for such periods which were not included in the Prospectus but from which such amounts were derived and that such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included [or incorporated by reference] in the Prospectus; or]

           (F) at the date of the latest available interim statement of consolidated financial position of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock or increase in total short-term or total long-term debt of the Company and its subsidiaries or any decrease in the ratio of earnings to fixed charges of the Company and its subsidiaries, in its accounts receivable or in its consolidated net assets as compared with amounts shown in the consolidated balance sheet as
    of          , 19   included [or incorporated by reference] in the
    Prospectus; or

           (G) for the period from [Insert date of latest statement of income included or incorporated by reference in the Prospectus] to the date of the latest available income consolidated statement of interim of the Company and its subsidiaries and to a subsequent specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period of the previous year [If appropriate insert--and with the period of corresponding length ended [Insert date of latest income statement included or incorporated by reference in the Prospectus]], in consolidated total revenue or consolidated net income, except in all cases for changes or decreases which the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

       4. In addition to their examination referred to in their report[s] included [incorporated by reference] in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company and its subsidiaries) which are included [or incorporated by reference] in the Prospectus and appear in the
Prospectus [or incorporated documents] under the captions "               ",
and nothing caused them to believe that such dollar amounts, percentages and financial information were not in agreement with the general accounting records of the Company and its subsidiaries.

                                      2


                           FORM OF TERMS AGREEMENT

                       (Debt Securities and Warrants)


                                                                        , 19
American Express Credit Corporation
One Christina Street
301 North Walnut Street
Wilmington, Delaware 19801
Attention:  President

Dear Sirs:

       We (the "Representative(s)") understand that American Express Credit Corporation, a Delaware corporation (the "Company"), proposes to issue and
sell $              aggregate principal amount of its debt securities ("Debt
Securities"), and warrants ("Warrants" to purchase $          aggregate
principal amount of certain of its other debt securities ("Warrant Debt

Securities"). The Debt Securities and Warrants are referred to herein collectively as the "Underwritten Securities." Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriters named in the list attached hereto (the "Underwriters") offer to purchase, severally and not jointly, the principal amount of Debt Securities set forth therein opposite their respective names at __% of the principal amount thereof, together with accrued interest, if any, thereon from
       , 19   to the Closing Date and the number of Warrants set forth
opposite their respective names at a purchase price of $       per Warrant.
The Closing Date shall be                    , 19   , at 10:00 A.M., at the
offices of           .

      The Debt Securities shall have the following terms:

         Title:
         Currency:
         Maturity:
         Interest Rate:
         Interest payment dates:
         Redemption provisions:
         Additional Terms:

      The Warrants shall have the following terms:

         Currency:
         Exercise Price:
         Expiration Date:
         Warrant Agent:
         Title of Warrant Debt Securities:
         Currency of Warrant Debt Securities:
         Maturity of Warrant Debt Securities:
         Principal amount of Warrant Debt Securities:
         Interest rate of Warrant Debt Securities:
         Interest payment dates of Warrant Debt Securities:
         Redemption provisions of Warrant Debt Securities:
         Additional terms of Warrants and Warrant Debt Securities:
         (Insert any delayed delivery provisions for Underwritten Securities)

                                      1



       All the provisions contained in the document entitled "American Express Credit Corporation--Debt Securities and Warrants to Purchase Debt Securities--Underwriting Agreement Basic Provisions" and dated September 1, 1995 (the "Basic Provisions"), a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement, except as provided herein, to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

       Pursuant to Section 4(h) of the Basic Provisions, the Company's agreement to reimburse the Underwriters for expenses incurred in connection with the matters referred to in Section 4(d) thereof and the preparation of memoranda relating thereto will include fees and disbursements of counsel not
in excess of $                     .  (The Debt Securities will be listed
on                        .)  (The Warrants will be listed on            .)
(The Warrant Debt Securities will be
listed on        .)

       Please accept this offer no later than     o'clock   .M. 19   , by
signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

       "We hereby accept your offer, set forth in the Terms Agreement, dated
         , 19    to purchase the Securities on the terms set forth therein."

                                                  Very truly yours,

                                                  By...........................

                                                       Title:
                                                       Address:

Accepted:
AMERICAN EXPRESS CREDIT CORPORATION

By...........................................
    Title:

                                         [Attach Schedule of Underwriters]

                                                     2